Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                               1998         1997          1998        1997
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   201,454  $   153,418   $   742,339  $   692,390
Provision for possible
 credit losses............      64,330       53,869       310,039      260,040
Other operating income....     933,052      783,386     3,228,969    2,812,879
Other operating expense...     685,218      574,400     2,407,204    2,223,121
  Net income..............     238,289      188,299       776,266      622,500

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PER COMMON SHARE DATA FOR THE PERIOD(a):

Earnings.................. $       .31  $       .25   $      1.01  $       .80
Earnings-assuming
 dilution.................         .30          .23           .97          .76
Dividends.................         .06          .05           .24          .21
Book value................        2.90         2.34

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RATIOS:

Return on average total
 assets...................        3.78%        3.63%         3.38%        3.25%
Return on average
 stockholders' equity.....       41.27        40.28         36.91        35.56
Average receivables to
 average deposits.........       82.55        79.01         86.04        88.82
Stockholders' equity to
 total assets.............        9.27         9.25

Loan Portfolio:
  Delinquency(b)..........        3.86         3.93
  Net credit losses.......        2.02         2.10          2.39         2.14

Managed Loans(c):
  Delinquency.............        4.62         4.59
  Net credit losses.......        4.21         4.07          4.31         3.97
  Net interest margin(d)..        7.48         7.57          7.47         7.50

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                               1998         1997          1998        1997
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                                               (unaudited)
MANAGED LOAN DATA(c):

At Period End:
  Loans held for
   securitization......... $ 1,692,268  $ 2,900,198
  Loan portfolio..........  11,776,099    8,261,876
  Securitized loans.......  46,172,739   38,217,786
                           -----------  -----------
    Total managed loans... $59,641,106  $49,379,860
                           ===========  ===========

Average:
  Loans held for
   securitization......... $ 1,885,598  $ 1,724,831   $ 2,577,482  $ 2,875,212
  Loan portfolio..........  10,626,859    8,394,363     9,352,807    7,563,301
  Securitized loans.......  44,823,529   37,109,708    40,970,936   32,746,963
                           -----------  -----------   -----------  -----------
    Total managed loans... $57,335,986  $47,228,902   $52,901,225  $43,185,476
                           ===========  ===========   ===========  ===========

For the Period:
  Sales and cash advance
   volume................. $23,277,615  $18,976,327   $82,968,874  $66,399,425

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 5,440,939  $ 4,594,709
Loans held for
 securitization...........   1,692,268    2,900,198

Credit card loans.........   8,975,051    5,830,221
Other consumer loans......   2,801,048    2,431,655
                           -----------  -----------
  Total loans.............  11,776,099    8,261,876
Reserve for possible
 credit losses............    (216,911)    (162,476)
                           -----------  -----------
  Net loans...............  11,559,188    8,099,400

Total assets..............  25,806,260   21,305,513
Total deposits............  15,407,040   12,913,213
Stockholders' equity......   2,391,035    1,970,050

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                               1998         1997          1998       1997
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 5,687,714  $ 4,410,633   $ 4,905,943  $ 3,851,867
Loans held for
 securitization...........   1,885,598    1,724,831     2,577,482    2,875,212

Credit card loans.........   7,942,468    6,170,042     6,820,538    5,456,349
Other consumer loans......   2,684,391    2,224,321     2,532,269    2,106,952
                           -----------  -----------   -----------  -----------
  Total loans.............  10,626,859    8,394,363     9,352,807    7,563,301
Reserve for possible
 credit losses...........     (215,651)    (163,006)     (192,024)    (143,277)
                           -----------  -----------   -----------  -----------
  Net loans...............  10,411,208    8,231,357     9,160,783    7,420,024

Total assets..............  25,023,557   20,590,620    22,982,349   19,125,282
Total deposits............  15,156,638   12,807,280    13,866,645   11,752,887
Stockholders' equity......   2,290,476    1,854,753     2,103,043    1,750,459

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Weighted average common
 shares outstanding
 (000)(a).................     751,937      751,864       751,856      751,837
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)(a).................     787,406      791,363       789,421      789,801

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NOTES:
(a) Per common share data and weighted average common shares outstanding and common stock equivalents have been restated to reflect the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued October 1, 1998, to stockholders of record as of September 15, 1998. Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share". The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.